Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                           PURSUANT TO

                     18 U.S.C. SECTION 1350,

                      AS ADOPTED PURSUANT TO

          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott Emerson Lybbert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of TGFIN Holdings, Inc. on Form 10-QSB for the fiscal quarter ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of TGFIN Holdings, Inc.

                           By:  /s/ Scott Emerson Lybbert

                           Name: Scott Emerson Lybbert

                           Title: Chief Executive Officer

I, Scott Emerson Lybbert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of TGFIN Holdings, Inc. on Form 10-QSB for the fiscal quarter ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of TGFIN Holdings, Inc.

                           By: /s/ Scott Emerson Lybbert

                           Name: Scott Emerson Lybbert

                           Title: Chief Financial Officer